UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023

ACRES Commercial Realty Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-32733	20-2287134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 RXR Plaza
Uniondale, New York		11556
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 516-535-0015

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACR	New York Stock Exchange
8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	ACRPrC	New York Stock Exchange
7.875% Series D Cumulative Redeemable Preferred Stock	ACRPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On July 21, 2023, ACRES Commercial Realty Corp. (the “Company”), entered into Amendment No. 5 to Guarantee Agreement (the “JPM Guarantee Amendment”) with JPMorgan Chase Bank, National Association (“JPM”), which made certain amendments and modifications to the Guarantee Agreement dated October 26, 2018 between the Company and JPM, as amended (the “JPM Guarantee”), including but not limited to amending the (i) EBITDA to Interest Expense ratio (as defined in the JPM Guarantee), (ii) maximum ratio of Total Indebtedness to its Total Equity (as defined in the JPM Guarantee) and (iii) minimum unencumbered Liquidity requirement (as defined in the JPM Guarantee), each through December 2024.

On July 21, 2023, RCC Real Estate SPE 8, LLC ("SPE 8"), an indirect, wholly owned subsidiary of the Company, entered into Amendment No. 4 to Master Repurchase Agreement (the “JPM Master Repurchase Amendment”) with JPM, which made certain amendments and modifications to the Master Repurchase Agreement dated October 26, 2018 between the Company and JPM, as amended, including but not limited to amending the maturity date from October 26, 2024 to July 21, 2026.

The foregoing descriptions of the JPM Guarantee Amendment and JPM Master Repurchase Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the amendments, which have been filed with this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Amendment No. 5 to Guarantee Agreement, dated July 21, 2023, between ACRES Commercial Realty Corp. and JPMorgan Chase Bank, National Association
99.2	Amendment No. 4 to Master Repurchase Agreement, dated July 21, 2023, between RCC Real Estate SPE 8, LLC and JPMorgan Chase Bank, National Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRES COMMERCIAL REALTY CORP.

Date:	July 25, 2023	By:	/s/ David J. Bryant
David J. Bryant Chief Financial Officer